UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

Trecora Resources
(Exact name of registrant as specified in its charter)

Delaware	1-33926	75-1256622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices, including Zip Code)

(281) 980-5522
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	TREC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.
On May 3, 2021, Texas Oil & Chemical Co. II, Inc. (the “Borrower”), a wholly-owned subsidiary of Trecora Resources (the “Company”), and certain of its subsidiaries, as guarantors (the “Guarantors”), entered into an Eighth Amendment to Amended and Restated Credit Agreement (the “Eighth Amendment”) related to the Amended and Restated Credit Agreement, dated as of October 1, 2014 (as amended, supplemented and modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Guarantors, the lenders from time to time party thereto, Citibank, N.A., as an L/C Issuer, and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. Pursuant to the Eighth Amendment, the definition of “Consolidated EBITDA” for any Measurement Period (as defined in the Credit Agreement) (including any Measurement Period containing the quarter ended March 31, 2021) was amended to allow for certain add backs not to exceed $5.0 million in the aggregate for the 2021 fiscal year related to charges, expenses and losses arising from or related to the prolonged period of sub-freezing temperatures and snow across the State of Texas and the region in February 2021.
The foregoing summary of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment, a copy of which will be filed with the Company’s Form 10-Q for the fiscal quarter ended March 31, 2021.
Item 2.02. Results of Operations and Financial Condition
The Company’s press release dated May 4, 2021, regarding its financial results for the quarter ended March 31, 2021, including consolidated financial statements for the quarter ended March 31, 2021, is Exhibit 99.1 of this Form 8-K.
The information in this Item 2.02, including the corresponding Exhibit 99.1, is being furnished with the Securities and Exchange Commission (the “Commission”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 7.01. Regulation FD Disclosure
The slides for the Company’s first quarter 2021 earnings presentation on May 5, 2021, are Exhibit 99.2 to this Form 8-K.
The information in this Item 7.01, including the corresponding Exhibit 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Earnings Release of the Company, dated May 4, 2021
99.2	Earnings Presentation of the Company, dated May 5, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and included as Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRECORA RESOURCES

Date: May 5, 2021	By:	/s/ Michael W. Silberman
Michael W. Silberman
General Counsel and Corporate Secretary